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                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Summary Financial Data", "Selected Financial Data" and "Experts" and to the use of our report dated July 28, 1999 in the Registration Statement (Form S-1 No. 333-00000) and related Prospectus of AmericanGreetings.com, Inc. for the registration of its common stock.

                                        Ernst & Young LLP


Cleveland, Ohio
August 12, 1999